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MORGAN STANLEY                            2003-SD1 Mortgage Loan Characteristics


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AGGREGATE POOL                                                PERFORMING
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COLLATERAL CHARACTERISTICS:                                   COLLATERAL CHARACTERISTICS:
---------------------------                                   ---------------------------
Principal Balance of Statistical Loan Group: 174,511,813.17   Principal Balance of Statistical Loan Group: 151,755,726.21
Percent of Aggregate Pool: 100.00%                            Percent of Aggregate Pool: 86.96%
Maximum Balance: 1,099,234.73                                 Maximum Balance: 1,099,234.73
Minimum Balance: 134.64                                       Minimum Balance: 134.64
Average Balance: 111,580.44                                   Average Balance: 113,759.91

Number of Loans: 1564                                         Number of Loans: 1334
Fixed/Floating:                                               Fixed/Floating:
-FRM Percentage: 38.46                                        -FRM Percentage: 39.24
-ARM Percentage: 61.54                                        -ARM Percentage: 60.76

Wtd Avg Coupon: 8.882                                         Wtd Avg Coupon: 8.750
Wtd Avg Margin: 6.414                                         Wtd Avg Margin: 6.473
Wtd Avg Max Rate: 15.355                                      Wtd Avg Max Rate: 15.219
Wtd Avg Orig Term (mths): 347                                 Wtd Avg Orig Term (mths): 347
Wtd Avg Std Rem Term (mths): 316                              Wtd Avg Std Rem Term (mths): 317
Wtd Avg Seasoning (mths): 30                                  Wtd Avg Seasoning (mths): 28
% Owner Occupied: 91.26                                       % Owner Occupied: 90.47
State Concentration (TOP 3): CA(31%),NY(8%),FL(6%)            State Concentration (TOP 3): CA(33%),NY(8%),FL(6%)

Lien Composition:                                             Lien Composition:
% 1st Lien: 98.07                                             % 1st Lien: 97.88
% 2nd Lien: 1.93                                              % 2nd Lien: 2.12
% Cashout Refinance: 51.78                                    % Cashout Refinance: 52.43
% Purchase: 36.07                                             % Purchase: 35.98
% Rate Term Refinance: 10.53                                  % Rate Term Refinance: 10.32
% Full Documentation: 56.79                                   % Full Documentation: 58.00
% Stated Documentation: 12.50                                 % Stated Documentation: 13.72
% Limited Documentation: 13.05                                % Limited Documentation: 12.16
% Other: 17.65                                                % Other: 16.12

Wtd Avg FICO: 603.3                                           Wtd Avg FICO: 610.0
% FICO below 600 (inc. N/A): 50.26                            % FICO below 600 (inc. N/A): 45.85
% FICO below 550 (inc. N/A): 24.10                            % FICO below 550 (inc. N/A): 20.16
% FICO below 500 (inc. N/A): 3.32                             % FICO below 500 (inc. N/A): 2.19
% w/ Prepay Penalty: 58.87                                    % w/ Prepay Penalty: 61.77
% w/ Mort Insurance: 1.38                                     % w/ Mort Insurance: 1.18

Wtd Avg Comb Amortized LTV: 79.10                             Wtd Avg Comb Amortized LTV: 79.26
% Comb Amortized Current LTV > 80: 46.48                      % Comb Amortized Current LTV > 80: 47.64
% Comb Amortized Current LTV > 90: 16.51                      % Comb Amortized Current LTV > 90: 17.91
% Comb Amortized Current LTV > 100: 0.08                      % Comb Amortized Current LTV > 100: 0.06
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MORGAN STANLEY                            2003-SD1 Mortgage Loan Characteristics

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REPERFORMING                                                  SUBPERFORMING
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COLLATERAL CHARACTERISTICS:                                   COLLATERAL CHARACTERISTICS:
---------------------------                                   ---------------------------
Principal Balance of Statistical Loan Group: 9,372,496.74     Principal Balance of Statistical Loan Group: 13,383,590.22
rcent of Aggregate Pool: 5.37%                                Percent of Aggregate Pool: 7.67%
Maximum Balance: 259,641.47                                   Maximum Balance: 701,866.09
Minimum Balance: 2,816.13                                     Minimum Balance: 15,592.87
Average Balance: 86,782.38                                    Average Balance: 109,701.56

Number of Loans: 108                                          Number of Loans: 122
Fixed/Floating:                                               Fixed/Floating:
-FRM Percentage: 53.80                                        -FRM Percentage: 18.93
-ARM Percentage: 46.20                                        -ARM Percentage: 81.07

Wtd Avg Coupon: 9.551                                         Wtd Avg Coupon: 9.908
Wtd Avg Margin: 5.280                                         Wtd Avg Margin: 6.360
Wtd Avg Max Rate: 15.912                                      Wtd Avg Max Rate: 16.286
Wtd Avg Orig Term (mths): 344                                 Wtd Avg Orig Term (mths): 348
Wtd Avg Std Rem Term (mths): 277                              Wtd Avg Std Rem Term (mths): 325
Wtd Avg Seasoning (mths): 65                                  Wtd Avg Seasoning (mths): 23
% Owner Occupied: 98.78                                       % Owner Occupied: 94.93
State Concentration (TOP 3): NJ(15%),PA(13%),FL(10%)          State Concentration (TOP 3): CA(27%),FL(7%),NY(7%)

Lien Composition:                                             Lien Composition:
% 1st Lien: 100.00                                            % 1st Lien: 98.83
% 2nd Lien: 0.00                                              % 2nd Lien: 1.17
% Cashout Refinance: 37.91                                    % Cashout Refinance: 54.07
% Purchase: 41.07                                             % Purchase: 33.62
% Rate Term Refinance: 14.38                                  % Rate Term Refinance: 10.27
% Full Documentation: 40.46                                   % Full Documentation: 54.55
% Stated Documentation: 3.48                                  % Stated Documentation: 5.01
% Limited Documentation: 2.74                                 % Limited Documentation: 30.33
% Other: 53.32                                                % Other: 10.11

Wtd Avg FICO: 567.8                                           Wtd Avg FICO: 551.2
% FICO below 600 (inc. N/A): 73.87                            % FICO below 600 (inc. N/A): 83.71
% FICO below 550 (inc. N/A): 37.64                            % FICO below 550 (inc. N/A): 59.38
% FICO below 500 (inc. N/A): 7.74                             % FICO below 500 (inc. N/A): 13.04
% w/ Prepay Penalty: 1.22                                     % w/ Prepay Penalty: 66.39
% w/ Mort Insurance: 2.85                                     % w/ Mort Insurance: 2.68

Wtd Avg Comb Amortized LTV: 77.46                             Wtd Avg Comb Amortized LTV: 78.41
% Comb Amortized Current LTV > 80: 34.41                      % Comb Amortized Current LTV > 80: 41.72
% Comb Amortized Current LTV > 90: 5.62                       % Comb Amortized Current LTV > 90: 8.27
% Comb Amortized Current LTV > 100: 0.54                      % Comb Amortized Current LTV > 100: 0.00
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

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